FORUM FUNDS

                         MASTRAPASQUA GROWTH VALUE FUND

                         Supplement Dated May 7, 2004 to

                        Prospectus Dated October 1, 2003

Effective May 7, 2004, Mastrapasqua Growth Value Fund will change its name to Mastrapasqua Growth Fund. All references to Mastrapasqua Growth Value Fund in the Prospectus, and any supplements thereto, shall be deemed to be references to Mastrapasqua Growth Fund.

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STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 1, 2003 (AS AMENDED MAY 7, 2004)

MASTRAPASQUA
GROWTH FUND


INVESTMENT ADVISER:

Mastrapasqua Asset Management
814 Church Street, Suite 600

Nashville, TN  37203

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112

(800) 448-0982 (207) 879-0001


This Statement of Additional Information ("SAI") supplements the Prospectus dated October 1, 2003, as may be amended from time to time, offering shares of Mastrapasqua Growth Fund, a separate series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services at the address or telephone number listed above.


Financial statements for the Fund for the year ended May 31, 2003 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.


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Table of Contents

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GLOSSARY                                                                       1

INVESTMENT POLICIES AND RISKS                                                  2

OPTIONS                                                                        3

INVESTMENT LIMITATIONS                                                         8

PERFORMANCE DATA AND ADVERTISING                                               9

MANAGEMENT                                                                    13


PORTFOLIO TRANSACTIONS                                                        23

PURCHASE AND REDEMPTION INFORMATION                                           25

TAXATION                                                                      27

OTHER MATTERS                                                                 31


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                               A-1

APPENDIX B - MISCELLANEOUS TABLES                                            B-1

APPENDIX C - PERFORMANCE DATA                                                C-1

APPENDIX D - PROXY VOTING PROCEDURES                                         D-1





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Glossary
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As used in this SAI, the following terms have the meanings listed.

     "Adviser" means Mastrapasqua Asset Management

     "Board" means the Board of Trustees of the Trust.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means Forum Trust, LLC, the custodian of the Fund's assets.

     "Disinterested Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

     "FAcS" means Forum Accounting Services, LLC, the fund accountant of the Fund.

     "FAdS" means Forum Administrative Services, LLC, the administrator of the Fund.

     "Fitch" means Fitch Ratings.

     "FFS" means Forum Fund Services, LLC, the distributor of the shares of the Fund.


     "Fund" means Mastrapasqua Growth Fund.


     "IRS" means Internal Revenue Service.

     "Moody's" means Moody's Investors Service.

     "NAV" means net asset value per share.

     "NRSRO" means a nationally recognized statistical rating organization.

     "SAI" means Statement of Additional Information.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's, a Division of the McGraw Hill Companies.

     "Trust" means Forum Funds.

     "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

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Investment Policies and Risks
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The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund may make.

1. COMMON AND PREFERRED STOCK

GENERAL. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. CONVERTIBLE SECURITIES

GENERAL. The Fund may invest in rated or unrated convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

RATINGS. The Fund's investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the convertible securities that the Fund holds. Unrated convertible securities may not be as actively traded as rated securities. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

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3. WARRANTS & STOCK RIGHTS

GENERAL. Warrants, typically issued with preferred stock or bonds, give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the market value of the common stock at the time of the warrant's issuance. Warrants typically have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 5% of the value of its assets. The Fund may also invest up to 5% of the value of its assets in stock rights. A stock rights is an option given to a shareholder to buy additional shares of common stock at a predetermined price during a specified time.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. OPTIONS

GENERAL. The Fund may purchase call and put options and write (sell), to a limited extent, only covered call and put options to enhance the Fund's performance or to hedge against either a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may write covered options on securities in which it may invest currencies and securities indices comprised of securities in which it may invest. The Fund may only invest in options that trade on an exchange or in an over-the-counter market. Options are considered to be derivatives. Use of options is subject to regulation by the SEC, the several options exchanges on which options are traded or the Commodities Futures Trading Commission ("CFTC"). No assurance can be given that any hedging or option income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting option contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the option strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of a covered position or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

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OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

LIMITATIONS ON OPTIONS TRANSACTIONS. The Fund may invest in options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

The Fund (1) will not hedge more than 25% of its total assets by buying put options and writing call options (so called "short positions"), (2) will not write put options whose underlying value exceeds 25% of the Fund's total assets, and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

RISKS. There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests;
(4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions; and (5) the possible need to delay settling certain option positions to avoid adverse tax consequences.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

5. FOREIGN SECURITIES

GENERAL. The Fund may invest in securities of foreign issuers but expects to limit investments in foreign issuers to less than 15% of its assets. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.

RISKS. Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

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Income  from  foreign  securities  will be  received  and  realized  in  foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

6. DEPOSITARY RECEIPTS

GENERAL. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

7. REPURCHASE AGREEMENTS

GENERAL. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

RISKS. The Fund may be exposed to the risks of financial failure or insolvency of the counter party to the transaction. To help reduce those risks, the Adviser monitors and evaluates the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

8. LEVERAGE

GENERAL. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities are transactions involving leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

SECURITIES LENDING. The Fund may lend portfolio securities in an amount up to 33 1/3% of its assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loan permits the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

RISKS. Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Fund may magnify losses incurred by the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

9. ILLIQUID AND RESTRICTED SECURITIES

GENERAL. The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

RISKS. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

DETERMINATION OF LIQUIDITY. The Adviser makes determinations of liquidity pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

10. U.S. GOVERNMENT SECURITIES

GENERAL. U.S. Government Securities may be supported by the full faith and credit of the United States (e.g., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S.
Treasury (e.g., Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation securities).

RISKS. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it is not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

11. BANK OBLIGATIONS

GENERAL. The Fund may invest in obligations of U.S. banks including certificates of deposit, bankers' acceptances, having total assets at the time of purchase in excess of $1 billion. Such banks must also be members of the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft that has been drawn by a customer and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance.

The Fund also may invest in certificates of deposit issued by foreign banks, denominated in any major foreign currency. The Fund will invest in instruments issued by foreign banks which, in the view of its investment adviser and the Trust's Trustees, are of credit-worthiness and financial stature in their respective countries comparable to U.S. banks in which the Fund invests.

RISKS. Obligations of banks are debt securities. The value of debt securities may fluctuate in response to changes in interest rates. An increase in interest rates typically cause a fall in the value of the debt securities in which the Fund may invest. Debt securities are also subject to the risk that the issuer's financial condition may change. The issuer, for example, may default or become unable to pay interest or principal due on the security.

12.  CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. Under a Core and Gateway structure the Fund would hold, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

13.  TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less. The money market instruments in which the Fund may invest include U.S. Government Securities, time deposits, bankers' acceptances and certificates of deposit of depository institutions (such as banks), corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. These obligations often include the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

Fundamental policies of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. The Fund's investment objective is a fundamental policy.

1.  FUNDAMENTAL LIMITATIONS

The Fund has adopted the following fundamental policies.

DIVERSIFICATION. The Fund may not, with respect to 75% of its assets, purchase a security if as a result: (1) more than 5% of its assets would be invested in the securities of any single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities or securities of investment companies. The Fund reserves the right to invest up to 100% of its investable assets in one investment company.

CONCENTRATION. The Fund will not invest 25% or more of the value of its assets in any one industry.

UNDERWRITING ACTIVITIES. The Fund will not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

BORROWING. The Fund may borrow money, but not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing) subject to investment limitations specified in the Fund's prospectus.

MARGIN AND SHORT SALES. The Fund may not purchase securities on margin; however, the Fund may make margin deposits in connection with permissible futures contracts, options and other investments. The Fund may not sell securities short.

INVESTING FOR CONTROL. The Fund may not make investments for the purpose of exercising control or management.

REAL ESTATE. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein.

COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

LENDING. The Fund will not lend money except in connection with the acquiring of permissible debt instruments. The Fund may make loans of portfolio securities and enter into repurchase agreements.

SENIOR SECURITIES. The Fund may not issue senior securities except to the extent permitted by the 1940 Act.

2.  NONFUNDAMENTAL LIMITATIONS

The Fund has adopted the following nonfundamental investment limitations:

ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value, (2) repurchase agreements not entitling the holder to payment of principal within seven days and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.

WARRANTS. The Fund may not invest in warrants, valued at the lower of cost or market, more than 5% of the value of the Fund's net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value).

MARGIN. The Fund may not purchase securities on margin; however, the Fund may make margin deposits in connection with any hedging instruments, which it may use as permitted by any of its other fundamental policies.

PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------

1.  PERFORMANCE DATA

The Fund may quote  performance  in various ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

The Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australia, Far East Index, the Dow Jones Industrial Average, the Salomon Smith Barney Indices, the Lehman Bond Indices, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of the Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

The Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The Fund's performance will fluctuate in response to market conditions and other factors.

2.  PERFORMANCE CALCULATIONS

The Fund's performance may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for the Fund.

3.  TOTAL RETURN CALCULATIONS

The Fund's total return shows the Fund's overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested. Total return figures may be based on amounts invested in the Fund.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total return, the Fund: (1) determines the growth or decline in value of a hypothetical historical investment over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return before taxes on distributions and/or the sale of Fund shares is calculated according to the following formula:

         P(1+T)n = ERV

         Where:

                  P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending  redeemable  value:  ERV is the  value,  at  the  end of the  applicable period,  of a  hypothetical  $1,000  payment  made  at  the  beginning  of  the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =               ATV[D]

         Where:

                  P =                hypothetical initial payment of $1,000;
                  T =                average annual total return (after taxes on distributions);
                  n =                period covered by the computation,  expressed in years.
                  ATV[D] =           ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                     5-  or  10-year  (or  other)  periods  at  the  end  of  the applicable  period (or fractional portion),  after taxes on fund distributions but not after taxes on redemptions.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =              ATV[DR]

         Where:

                  P  =              hypothetical initial payment of $1,000;

                                       10

                  T  =              average  annual total return  (after  taxes on  distributions  and sale of Fund shares;
                  n  =              period covered by the computation, expressed in years.
                  ATV[DR]=          ending  value  of a  hypothetical  $1,000 payment made at the  beginning of the 1-, 5-
                                    or 10-year (or other)  periods at the end of the   applicable   period   (or   fractional
                                    portion),  after taxes on fund distributions and sale of Fund shares.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For instance, the Fund may quote unaveraged or cumulative total returns, which reflect the Fund's performance over a stated period of time. Moreover, total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period.

Period total return, without considering taxes on distributions or on sales of Fund shares, is calculated according to the following formula:

         PT =    (ERV/P-1)

         Where:

         PT =     period total return

     The other definitions are the same as in average annual total return before taxes on distributions and/or sale of Fund shares described above

Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

4.  OTHER MATTERS

The Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of the Fund's performance.

The Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


                       SYSTEMATIC                           SHARE                          SHARES PURCHASED
      PERIOD           INVESTMENT                           PRICE

        1                 $100                               $10                                10.00
        2                 $100                               $12                                 8.33
        3                 $100                               $15                                 6.67
        4                 $100                               $20                                 5.00
        5                 $100                               $18                                 5.56
        6                 $100                               $16                                 6.25
                    -----------------                  -----------------                  -------------------
   Total Invested:        $600         Average Price:       $15.17         Total Shares:        41.81

In connection with its advertisements, the Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices

MANAGEMENT
--------------------------------------------------------------------------------
1.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their position with the Trust, length of time serving the Trust, address, date of birth and principal occupations during the past five years are set forth below. For the Trustees, information concerning the number of portfolios in the Fund Complex overseen by the Trustee and other Trusteeships held by the Trustee has also been included. The Fund Complex includes four other investment companies for which the Forum Financial Group, LLC group of companies provides services. Interested and disinterested Trustees have been segregated.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX       TRUSTEESHIPS
          NAME,             WITH THE      OF TIME                 DURING                  OVERSEEN         HELD BY
     AGE AND ADDRESS          TRUST       SERVED2              PAST 5 YEARS               BY TRUSTEE      TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
John Y. Keffer1             Chairman    1989-PresentMember and Director, Forum        26             None
Born:  July 15, 1942        President               Financial Group, LLC (a mutual
Two Portland Square                                 fund services holding company)
Portland, ME 04101                                  Director,  various affiliates of
                                                    Forum   Financial   Group,   LLC
                                                    including  Forum Fund  Services,
                                                    LLC (Trust's underwriter)

                                                    Chairman/President   of  two
                                                    other  investment  companies
                                                    within the fund complex.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

1    John  Y.   Keffer   indirectly   controls   the   entities   that   provide
     administration,   distribution,   fund  accounting,   transfer  agency  and
     custodial services to the Trust. Mr. Keffer also indirectly  controls Forum
     Investment Advisors, LLC, the investment adviser to certain Trust series.

2 Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

                                       13

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX       TRUSTEESHIPS
          NAME,             WITH THE      OF TIME                 DURING                  OVERSEEN         HELD BY
     AGE AND ADDRESS          TRUST       SERVED2              PAST 5 YEARS               BY TRUSTEE      TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
DISINTERESTED TRUSTEES
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Costas Azariadis             Trustee     1989-PresentProfessor of Economics,           24             None
Born:  February 15, 1943                             University of California-Los
Department of Economics                              Angeles
University of California                             Visiting Professor of
Los Angeles, CA 90024                                Economics, Athens University of
                                                     Economics and Business 1998
                                                     - 1999 Trustee of one other
                                                     investment  company  within
                                                     the fund complex
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
James C. Cheng               Trustee     1989-PresentPresident, Technology Marketing   24             None
Born:  July 26, 1942                                 Associates
27 Temple Street                                     (marketing company for small
Belmont, MA 02718                                    and medium sized businesses in
                                                     New England)
                                                     Trustee of one other investment
                                                     company within the fund complex
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
J. Michael Parish            Trustee     1989-PresentRetired                           24             None
Born:  November 9, 1943                              Partner, Wolfe, Block, Schorr
250 Park Avenue                                      and Solis-Cohen LLP (law firm)
New York, NY 10177                                   2002 - 2003
                                                     Partner, Thelen Reid & Priest
                                                     LLP (law firm) from 1995 - 2002
                                                     Trustee of one other investment
                                                     company within the fund complex
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------

                                       14

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX       TRUSTEESHIPS
          NAME,             WITH THE      OF TIME                 DURING                  OVERSEEN         HELD BY
     AGE AND ADDRESS          TRUST       SERVED2              PAST 5 YEARS               BY TRUSTEE      TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
OFFICERS
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
David I. Goldstein           President                Director of Business              N/A            N/A
Born: August 3, 1961                     2003         Development, Forum Financial
Two Portland Square                      -Present     Group, LLC since 2000
Portland, ME 04101
                                                      Managing    Director    and
                                                      General   Counsel,    Forum
                                                      Financial  Group,  LLC from
                                                      1991 to 2000  Secretary  of
                                                      Forum Financial  Group, LLC
                                                      and its various  affiliates
                                                      including     Forum    Fund
                                                      Services,               LLC
                                                      President/Assistant
                                                      Secretary   of  one   other
                                                      investment  company  within
                                                      the fund complex
                                                      Officer of one other
                                                      investment company for which
                                                      the Forum Financial Group of
                                                      companies provides services
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Beth P. Hanson               Vice        2003         Senior Manager, Relationship      N/A            N/A
Born:  July 15, 1966         President/  -Present     Management Department and
Two Portland Square          Assistant                various other positions prior
Portland, Maine  04101       Secretary                thereto, Forum Financial Group,
                                                      LLC since 1995
                                                      Vice-President/Assistant
                                                      Secretary of one other
                                                      investment company within the
                                                      fund complex
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------

1 Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

                                       15

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX       TRUSTEESHIPS
          NAME,             WITH THE      OF TIME                 DURING                  OVERSEEN         HELD BY
     AGE AND ADDRESS          TRUST       SERVED2              PAST 5 YEARS               BY TRUSTEE      TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
OFFICERS
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Stacey E. Hong              Treasurer   2002         Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                     -Present     Services, LLC since 1992
Two Portland Square                                  Treasurer of three other
Portland, ME 04101                                   investment companies within the
                                                     fund complex Officer of five
                                                     other  investment  companies
                                                     for    which    the    Forum
                                                     Financial Group of companies
                                                     provides services
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary   1998         Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                  -Present     LLC since 1998
Two Portland Square                                  Associate General Counsel,
Portland, ME 04101                                   Smith Barney Inc. (brokerage
                                                     firm) 1993 - 1998  Secretary
                                                     of  one   other   investment
                                                     company   within   the  fund
                                                     complex   Officer   of  four
                                                     other  investment  companies
                                                     for    which    the    Forum
                                                     Financial Group of companies
                                                     provides services
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

1 Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

2.       TRUSTEE OWNERSHIP IN THE SAME FAMILY OF FUNDS

------------------------------------- ----------------------------------------- --------------------------------------

                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2002 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE SAME
TRUSTEES                                           THE FUND AS OF                  FAMILY OF INVESTMENT COMPANIES
                                                DECEMBER 31, 2002
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

3.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.       INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE. The Trust's Audit Committee consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. The Audit Committee, among other things, is responsible for (1) making recommendations to the Board regarding the selection of the independent public accountants and the audit and non-audit services to be performed on behalf of the Trust; (2)
reviewing the methods, scope, and results of audits; (3) evaluating the independence of auditors; and (4) reviewing the Trust's internal accounting procedures and controls. During the fiscal year ended May 31, 2003, the Audit Committee met three times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. During the fiscal year ended May 31, 2003, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee, which meets when necessary, consists of all the Trustees and officers of the Trust. Three committee members, at least one of whom is a Trustee, constitutes a quorum. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended May 31, 2003, the Valuation Committee met seven times.

5.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee is paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex, which includes all series of the Trust and two other investment companies for which Forum Financial Group, LLC provides services, for the fiscal year ended May 31, 2003.

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
                                                                                                TOTAL COMPENSATION
                               COMPENSATION                                                     FROM TRUST AND FUND
       TRUSTEE                  FROM FUND               BENEFITS              RETIREMENT               COMPLEX
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John Y. Keffer                  $    0.00                 $0                     $0                  $    0.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Costas Azariadis                 81.00                      0                      0                 18,000.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
James C. Cheng                   81.00                      0                      0                 18,000.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
J. Michael Parish                81.00                      0                      0                 18,000.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

6.       INVESTMENT ADVISER

SERVICES OF ADVISER. The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

OWNERSHIP OF ADVISER. The Adviser is a private Tennessee corporation controlled by Frank Mastrapasqua.

FEES. The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. In addition to the investment advisory fee paid by the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invest in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees paid by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

OTHER PROVISIONS OF ADVISER'S AGREEMENT. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the Fund's shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any party to the Advisory Agreement.

The Advisory Agreement is terminable without penalty by the Trust on 60 days' written notice when authorized either by a vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment or in any event whatsoever except for breach of fiduciary duty, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

ADVISORY AGREEMENT APPROVAL. In approving the continuation of the Advisory Agreement with respect to the Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to the Fund, including information provided by the Adviser regarding its personnel servicing the Fund as well as the Adviser's compliance program. The Board was informed that the Adviser did not experience any material code of ethics, compliance violations or regulatory problems since the last approval of the Advisory Agreement. The Board did note that the Adviser had been recently undergone a routine SEC examination and was advised by the Adviser that all issues raised were addressable and did not specifically relate the Adviser's services rendered to the Fund.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee after waivers was below the mean and median advisory fee, after waivers, for its Lipper Inc. peer group. The Board also noted the Adviser's intent to continue to waive a portion of its fee through September 30, 2004 in order to maintain the Fund's total annual operating expenses at 1.65% of the Fund's average daily net assets. Moreover, the Board noted that the Fund's recent performance was strong and it had outperformed its Lipper Inc. comparison group, the Russell 1000 Growth Index, and the Russell 3000 Index for the 3 month, 6 month, 9 month and 1 year periods ended May 31, 2003. The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund and the Adviser's trading policies and average commissions per trade charged to the Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Fund. The Board also considered the errors and omission policy, the liability insurance and the disaster recovery plan maintained by the Adviser.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

7.       DISTRIBUTOR

SERVICES AND COMPENSATION OF DISTRIBUTOR. FFS, the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer.

Under a distribution agreement (the "Distribution Agreement") with the Trust, FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold without a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

FFS does not receive a fee for services performed under the Distribution Agreement.

OTHER PROVISIONS OF DISTRIBUTION AGREEMENT. The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees.

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders, by a majority vote of the Board or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

8.       OTHER FUND SERVICE PROVIDERS

ADMINISTRATOR. As administrator, pursuant to an agreement with the Trust, FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from the Fund at an annual rate of 0.15% of the first $100 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $100 million. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause, and without penalty, by the Trust or by FAdS with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 2 in Appendix B shows the dollar amount of the fees paid by the Fund to FAdS, the amount of the fee waived by FAdS and the actual fees received by FAdS. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

FUND ACCOUNTANT. As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), Forum Accounting Services, LLC (FAcS) provides fund accounting services to the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from the Fund at an annual rate of $36,000 with certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by FAcS with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Fund.

Table 3 in Appendix B shows the dollar amount of the fees paid by the Fund to FAcS, the amount of the fee waived by FAcS and the actual fees received by FAcS. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

TRANSFER AGENT. As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agent Agreement"), the FSS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund, an annual fee of $18,000 and $18 per shareholder account.

The Transfer Agency Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Transfer Agency Agreement is terminable with or without cause and without penalty, by the Trust or FSS on 90 days' written notice to the Trust. The Transfer Agency Agreement is terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Transfer Agent Agreement, FSS is not liable for any act in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the Transfer Agent Agreement, the Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control the Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees paid by the Fund to FSS, the amount of the fee waived by FSS and the actual fees received by FSS. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

SHAREHOLDER SERVICING AGENT. Pursuant to a Shareholder Service Plan (the "Plan") between the Trust and FAdS, FAdS is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by FSS ("Shareholder Servicing Activities"). Under the Plan, FAdS may enter into shareholder service agreements with financial institutions or other persons who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records for shareholders of the Fund;
(2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records; (4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds; (6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through FAdS, a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Disinterested Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Trustees who are not parties to the Plan or interested persons of any such party; or (2) by FAdS.

Table 5 in Appendix B shows the dollar amount of the fees paid by the Fund under the Plan, the amount of the fees waived by FAdS, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

CUSTODIAN. Forum Trust, LLC safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives a fee that is primarily based on an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual domestic custody fee as well as certain other transaction fees.

LEGAL COUNSEL. Seward & Kissel LLP, 1200 G Street, NW, Washington, D.C. 20005, passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT AUDITORS. Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

1.  HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.  COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.  ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.  CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. The spread is the difference between the bid and offer price. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) take into account payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.)

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

5.  OBTAINING RESEARCH FROM BROKERS

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

THE ADVISER MAY ALSO UTILIZE A BROKER AND PAY A SLIGHTLY HIGHER COMMISSION IF, FOR EXAMPLE, THE BROKER HAS SPECIFIC EXPERTISE IN A PARTICULAR TYPE OF TRANSACTION (DUE TO FACTORS SUCH AS SIZE OR DIFFICULTY), OR IT IS EFFICIENT IN TRADE EXECUTION.

6. COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.  TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.  OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.  PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10.  SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

1.  GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Shares of the Fund as well as other funds of the Trust may not be available for sale in the state in which you reside. Please check with the Transfer Agent or your investment professional to determine a class or fund's availability.

2.  ADDITIONAL PURCHASE INFORMATION

The distributor sells shares of the Fund on a continuous basis. The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value, which is readily ascertainable.

3.  IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.  UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

5.  PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6.  ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7.  SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8.  REDEMPTION IN-KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9.  NAV DETERMINATION

In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.  DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1.  QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is May 31 (the same as the Fund's fiscal year end).

2.  MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3.  FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4.  FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. These distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5.  CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of Section 1256 contracts.

6.  FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.  SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. For this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

8.  BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax. Any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

9.  FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income from the Fund is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distribution of ordinary income (and short-term capital gains) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

10.  STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund.

11.      FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

OTHER MATTERS
--------------------------------------------------------------------------------

1.  THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION. Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                        Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund(1)                         Investors Bond Fund
Brown Advisory Small-Cap Growth Fund(2)                 Maine TaxSaver Bond Fund
Brown Advisory Maryland Bond Fund(1)                    Mastrapasqua Growth Fund
Brown Advisory Intermediate Bond Fund(1)        New Hampshire TaxSaver Bond Fund
Brown Advisory International Fund(1)                    Payson Total Return Fund
Brown Advisory Value Equity Fund(1)                            Payson Value Fund
Brown Advisory Small-Cap Value Fund                    Polaris Global Value Fund
                                                                  Shaker Fund(3)
DF Dent Premier Growth Fund                                   TaxSaver Bond Fund
                                                       Winslow Green Growth Fund

(1) The Trust offers shares of beneficial interest in an institutional and A share class of this series.

(2) The Trust offers shares of beneficial interest in an institutional, A and B share class of this series.

(3) The Trust offers shares of beneficial interest in an intermediary, A, B and C share class of this series

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST. Each series or class of the Trust may have a different expense ratio and each class' performance will be affected by its expenses.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if:
(1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those such classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Upon written request of shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES. The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

CODE OF ETHICS. The Trust, the Adviser, and FFS have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and FFS. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

FUND OWNERSHIP. As of September 4, 2003, the percentage of shares owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of each class of shares of the Fund, the table reflects "N/A" for not applicable.

----------------------------------------------------- ----------------------
                                                      PERCENTAGE OF SHARES
FUND (OR TRUST)                                       OWNED
----------------------------------------------------- ----------------------

Mastrapasqua Growth Fund                              N/A

----------------------------------------------------- ----------------------

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 4, 2003, the following persons owned 25% or more of the shares of the Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

CONTROLLING PERSON INFORMATION

----------------------------------------------------- ----------------------
                                                              PERCENTAGE
SHAREHOLDER                                                OF SHARES OWNED
----------------------------------------------------- ----------------------
Charles Schwab & Co. Inc. - Mutual FD                                  80.56%
SPL CSTDY A-C for Excl. Benft. Cust.
101 Montgomery Street
San Francisco, CA 94101
----------------------------------------------------- ----------------------

Charles Schwab & Co. Inc. is a California corporation and a subsidiary of Charles Schwab Corporation.

LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY. Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

2.   PROXY VOTING PROCEDURES

A copy of the Trust's proxy voting procedures adopted on behalf of the Fund are included in Appendix D. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 will be available (1) without charge, upon request, by contacting FSS at
(800)   448-0982   or  (207)   879-0001   and  (2)  on  the  SEC's   website  at
HTTP://WWW.SEC.GOV.

3.  REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

4.  FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended May 31, 2003, which are included in the Fund's Annual Report to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB

B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

 C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees paid to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                               ADVISORY FEE PAID      ADVISORY FEE WAIVED     ADVISORY FEE RETAINED

June 1, 2002 to May 31, 2003                       $105,764                 $71,059                 $ 34,705
June 1, 2001 to May 31, 2002                        140,132                  50,865                   89,267
July 5, 2000 to May 31, 2001                         151,953                  49,302                  102,651

TABLE 2 - ADMINISTRATION FEES

The following table shows the dollar amount of fees paid to FAdS with respect to the Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                            ADMINISTRATION FEE PAID    ADMINISTRATION FEE      ADMINISTRATION FEE
                                                                             WAIVED                 RETAINED

June 1, 2002 to May 31, 2003                        $25,626                    $0                    $25,626
June 1, 2001 to May 31, 2002                        25,000                      0                     25,000
July 5, 2000 to May 31, 2001                         22,793                     0                     22,793

TABLE 3 - ACCOUNTING FEES

The following table shows the dollar amount of fees paid to FAcS with respect to the Fund, the amount of fee that was waived by FAcS, if any, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                              ACCOUNTING FEE PAID    ACCOUNTING FEE WAIVED   ACCOUNTING FEE RETAINED

June 1, 2002 to May 31, 2003                        $36,901                    $0                    $36,901
June 1, 2001 to May 31, 2002                        36,000                   2,900                   33,100
July 5, 2000 to May 31, 2001                         36,513                    0                      36,513

TABLE 4 - TRANSFER AGENCY FEES

The following table shows the dollar amount of fees paid to FSS with respect to the Fund, the amount of fee that was waived by FSS, if any, and the actual fees received by FSS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                              TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
                                                     PAID                    WAIVED                 RETAINED

June 1, 2002 to May 31, 2003                        $20,121                    $0                    $20,121
June 1, 2001 to May 31, 2002                        $19,536                    $0                    $19,536
July 5, 2000 to May 31, 2001                         17,658                     0                     17,658

TABLE 5 - SHAREHOLDER SERVICING FEES

The following table shows the dollar amount of fees paid under the Shareholder Service Plan with respect to the Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                              SHAREHOLDER SERVICE     SHAREHOLDER SERVICE      SHAREHOLDER SERVICE
                                                   FEE PAID                FEE WAIVED             FEE RETAINED

June 1, 2002 to May 31, 2003                          $0                       $0                      $0
June 1, 2001 to May 31, 2002                           0                       0                        0
July 5, 2000 to May 31, 2001                           0                        0                       0

TABLE 6 - COMMISSIONS


The following table shows the aggregate brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).


                                                           TOTAL BROKERAGE
                                                           COMMISSIONS ($)
                                                             PAID TO AN        % OF BROKERAGE      % OF TRANSACTIONS
                                                          AFFILIATE OF THE    COMMISSIONS PAID      EXECUTED BY AN
                                        TOTAL BROKERAGE    FUND OR ADVISER   TO AN AFFILIATE OF    AFFILIATE OF THE
                                        COMMISSIONS ($)                      THE FUND OR ADVISER    FUND OR ADVISER

June 1, 2002 to May 31, 2003                $15,760           $0                  0%                      0%
June 1, 2001 to May 31, 2002                 19,493            0                  0%                      0%
July 5, 2000 to May 31, 2001                 19,311            0                  0%                      0%

TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER OR DEALER                       VALUE OF SECURITIES HELD
Merrill Lynch                                          $333,410

TABLE 8 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of September4, 2003.

NAME                                                                                     %
AND ADDRESS                                              SHARES                       OF FUND

Charles Schwab & Co. Inc. - Mutual FD                2,406,687.063                     80.56%
SPL CSTDY A-C for Excl. Benft. Cust.
101 Montgomery Street
San Francisco, CA 94101

APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------

TABLE 1 -  TOTAL RETURNS

The following table shows performance of the Fund as of the periods ending May 31, 2003.

                                                             1 YEAR          SINCE INCEPTION (ANNUALIZED)

RETURN BEFORE TAXES                                         (2.29)%                      (25.46)%
RETURN AFTER TAXES ON DISTRIBUTIONS                         (2.29)%                      (25.46)%
RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                                  (1.41)%                      (19.08)%

APPENDIX D - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

MASTRAPASQUA ASSET MANAGEMENT[LOGO]

                             PROXY VOTING PROCEDURES
                             -----------------------

Mastrapasqua Asset Management, Inc.'s ("MAM" or "the Firm") standard investment management agreement expressly authorizes the Firm to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is the Firm's responsibility to vote proxies relating to securities held for the client's account.

ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved and is being exercised by another "named fiduciary" for an ERISA plan client, the Firm, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. The Firm shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis, to the client or other appropriate person, and shall endeavor to correct any delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client. In voting proxies, the Firm exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of its clients' investments. Clients are sent a copy of the Firm's proxy voting procedures on an annual basis. In addition, a copy of these guidelines and policies are included in the Firm's ADV Part II, Schedule F.

For proxy voting purposes, the following guidelines should be followed:

1. Routine issues: The Compliance Officer will vote routine issues according to management guidelines. A record of these proxies will be kept in a spreadsheet for further reference.

2. Non-routine issues: The Compliance Officer will request a recommendation from the Research Department. The security analyst
              (s) will discuss non-routine issues with the Portfolio Manager (s) and will obtain approval prior to the cut-off date. His/her recommendation will be documented and signed by the Portfolio Manager. The Compliance Officer will vote according to the recommendations of the security analyst. A copy of these recommendations will be filed for further reference. In the case of ERISA and AFL-CIO accounts, the Portfolio Manager will approve the vote according to ERISA guidelines (DOL Interpretive Bulletin 94-2) or AFL-CIO guidelines available at the AFL Web site.

3. For additional reference, a list showing MAM individual or institutional ERISA and AFL-CIO clients will be kept along with the voting spreadsheet mentioned above.

4. Upon request, clients may receive a copy of the Firm's voting record for their account.

5. RECORDKEEPING. In accordance with the recordkeeping rules, the Firm will retain: (i) Copies of its proxy voting policies and procedures. (ii) A record of each vote cast on behalf of a client.

(iii) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision.

(iv) A copy of each written client request for proxy voting information and a copy of any written response by the Firm to any client request for proxy voting information.

     The Firm will maintain these materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in the Firm's principal office.

6. When voting for wrap programs, if ERISA information is not available, proxies will be voted as if subject to ERISA to avoid breach of fiduciary duty.

Direction from a client on a particular proxy vote will take precedence over the guidelines. Where the client has provided proxy voting guidelines to the Firm, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. A written explanation of the rationale for the deviation from the client's proxy voting guidelines will be maintained.

Should a material conflict arise between the Firm's interest and that of its clients (i.e. the Firm owns shares in a client, the Firm manage a pension plan for a company whose management is soliciting proxies, or a Firm employee has a relative involved in management at an investee company), the Firm will notify the client in order that the client can engage another party to determine how the conflicted proxy should be voted.

The Firm may refrain from voting the proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

                                      D-2